Exhibit 23.4






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-3 (Amendment No. 1) of our report dated March 27, 1999, which appears on page F-2 of the Annual Report on Form 10-K/A of Equitex, Inc. for the year ended December 31, 2000.


                                        /s/ Davis & Co., CPAs, P.C.
                                        DAVIS & CO., CPAs, P.C.

Englewood, Colorado
July 20, 2001